UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

Sensei Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39980	83-1863385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Research Blvd, Suite 125 Rockville, MD		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 243-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SNSE	The Nasdaq Stock Market LLC
Series A Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On June 23, 2023, Sensei Biotherapeutics, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC entered into an Amendment to Rights Agreement (the “Amendment”), amending the Stockholder Rights Agreement, dated as of March 7, 2023 (the “Rights Agreement”). The Amendment removes obsolete language from the Rights Agreement relating to Apeiron Investment Group, Ltd. and certain of its affiliates (the “Apeiron Parties”), former stockholders of the Company. Pursuant to a Purchase Agreement, dated May 23, 2023, between the Company and the Apeiron Parties, the Apeiron Parties no longer hold any shares of the Company’s capital stock.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Stockholder Rights Agreement, dated as of March 7, 2023, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (which includes the form of Right Certificate as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on March 7, 2023, File No. 005-92222).

4.2	Amendment to Rights Agreement, dated as of June 23, 2023, by and between Sensei Biotherapeutics, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sensei Biotherapeutics, Inc.

Date: June 23, 2023	/s/ Christopher W. Gerry
Christopher W. Gerry
General Counsel and Secretary

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